UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 15, 2020

ATN INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12593	47-0728886
(State or other	(Commission File Number)	(IRS Employer
jurisdiction of incorporation)		Identification No.)

500 Cummings Center

Beverly, MA 01915

(Address of principal executive offices and zip code)

(978) 619-1300

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	ATNI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07               Submission of Matters to a Vote of Security Holders.

On September 15, 2020, ATN International, Inc. (the “Company”) held its virtual Annual Meeting of Stockholders (the “Annual Meeting”). A summary of the matters voted upon by the stockholders at the Annual Meeting, each of which are described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on August 6, 2020 (the “Proxy Statement”), and the final voting results for each matter are set forth below.

Proposal 1. Stockholders elected the nominees identified below as directors of the Company to hold office until the next annual meeting of stockholders and until their respective successors are elected and qualified, subject to their earlier retirement, resignation or removal. The voting results for each nominee were as follows:

	Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstained	Number of Broker Non-Votes
Bernard J. Bulkin	13,600,318	107,128	11,926	1,905,585
James S. Eisenstein	13,657,444	61,928	0	1,905,585
Richard J. Ganong	13,638,035	81,337	0	1,905,585
John C. Kennedy	13,626,696	92,176	500	1,905,585
Pamela F. Lenehan	13,657,459	61,208	705	1,905,585
Liane J. Pelletier	13,651,994	66,878	500	1,905,585
Michael T. Prior	13,289,490	429,882	0	1,905,585
Charles J. Roesslein	13,443,826	275,546	0	1,905,585

Proposal 2. Stockholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers. The voting results for the proposal were as follows:

Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstained
13,400,989	308,136	10,247

Proposal 3. Stockholders ratified the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. The voting results for the proposal were as follows:

Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstained
15,536,562	84,412	3,983

*            *             *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATN INTERNATIONAL, INC.

	By:	/s/ Justin D. Benincasa
Justin D. Benincasa
Chief Financial Officer

Dated: September 21, 2020